UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  March 13, 2023

NORTH EUROPEAN OIL ROYALTY TRUST

(Exact Name of Registrant as Specified in Charter)

   Delaware           1-8245        22-2084119

State or Other Jurisdiction    (Commission      (I.R.S. Employer

of Incorporation       File Number)      Identification No.)

   5 N. Lincoln Street, Keene, NH 03431
(Address of Principal Executive Office, and Zip Code)

 (732) 741-4008
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address,if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

 [ ]  Written communication pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)

 [ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)

 [ ]  Pre-commencement communication pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))

 [ ]  Pre-commencement communication pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class      Trading Symbol(s) Name of each exchange on which registered

Units of Beneficial Interest   NRT        New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR Section 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR Section 240.12b-2).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers.

On March 14, 2023, North European Oil Royalty Trust (the "Trust") issued a press release via PR Newswire announcing the retirement of Robert P. Adelman, the Trust's Managing Trustee, effective March 13, 2023, and his retirement as an active Trustee as of April 30, 2023.

The Trust also announced that, effective March 14, 2023, Nancy J. Floyd Prue will assume the role of Managing Trustee. There are no arrangements or understandings between Ms. Floyd Prue and any other person pursuant to which she was selected as Managing Trustee, and there are no family relationships between Ms. Floyd Prue and any other Trustee. There are no transactions in which Ms. Floyd Prue has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Ms. Floyd Prue has been a member of the Trust's Board of Trustees since March 15, 2018. Ms. Floyd Prue has over 40 years of investment experience including 35 years with Adams Funds. During her tenure with Adams Funds, Ms. Floyd Prue served as President of Adams Natural Resources Fund and as a portfolio manager focusing on the oil and gas industry. As a result of serving in these roles and serving as a member of our Audit Committee, Ms. Floyd Prue has accumulated significant leadership and financial reporting experience as well as extensive knowledge of the energy industry. Ms. Floyd Prue is currently a director and treasurer of the Keswick Multi-Care Board and is member of the Board of Directors of the Keswick Foundation. Ms. Floyd Prue is a former President and a director of the National Association of Petroleum Investment Analysts.

Furnished herewith is a copy of the press release, which is incorporated by reference herein.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99. A press release dated March 14, 2023 and disseminated through PR Newswire announcing the retirement of the currently serving Managing Trustee and the appointment of his successor.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTH EUROPEAN OIL ROYALTY TRUST

(Registrant)

/s/ John R. Van Kirk

John R. Van Kirk

   Managing Director

March 14, 2023